Exhibit 99.2

April 2006

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Matt Curoe	Brad Adams
SVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6936	(513) 534-0482	(513) 534-0983

Quarterly Data

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Ratios (percent)
Return on average assets	1.41	1.27	1.51	1.63	1.62	0.72	1.95	1.91
Return on average equity	15.3	13.9	16.6	18.1	18.0	7.6	21.1	21.0
Average equity as a percent of average assets	9.17	9.12	9.11	8.98	9.02	9.51	9.21	9.08
Net interest margin (a)	3.08	3.11	3.16	3.29	3.38	3.35	3.42	3.54
Efficiency (a)	54.7	55.6	53.5	52.2	51.6	76.0	47.0	48.8
Net losses charged off as a percent of average loans and leases	0.42	0.67	0.38	0.34	0.40	0.44	0.40	0.43
Allowance for loan and lease losses as a percent of loans and leases	1.05	1.06	1.06	1.09	1.11	1.19	1.23	1.31
Allowance for credit losses as a percent of loans and leases	1.14	1.16	1.16	1.20	1.21	1.31	1.35	1.43
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.51	0.52	0.51	0.51	0.53	0.51	0.48	0.50
Allowance for loan and lease losses as a percent of nonperforming assets	205.78	206.03	207.39	212.17	209.01	235.32	253.29	262.83
Allowance for credit losses as a percent of nonperforming assets	224.76	225.33	226.99	232.88	228.64	259.05	278.70	286.87

Common Share Data
Earnings per share	$0.66	$0.60	$0.71	$0.75	$0.73	$0.31	$0.84	$0.80
Earnings per diluted share	0.65	0.60	0.71	0.75	0.72	0.31	0.83	0.79
Cash dividends per common share	0.38	0.38	0.38	0.35	0.35	0.35	0.32	0.32
Book value per share	17.01	17.00	16.93	16.82	16.04	16.00	16.11	14.97
Common shares outstanding, excluding treasury	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042
Market price per share:
High	$41.43	$42.50	$43.99	$44.67	$48.12	$52.34	$54.07	$57.00
Low	36.30	35.04	36.38	40.24	42.05	45.32	46.59	51.13
End of period	39.36	37.72	36.75	41.17	42.98	47.30	49.22	53.78
Price/earnings ratio (b)	14.52	13.57	14.76	15.77	16.22	17.65	15.68	17.75

Supplemental Data
Common dividends declared ($ in millions)	$211	$211	$210	$195	$194	$195	$180	$180
Full-time equivalent employees	21,497	21,681	21,674	21,594	21,287	19,659	19,061	18,937
Banking centers	1,132	1,119	1,106	1,098	1,092	1,011	1,005	992
ATMs	2,025	2,024	1,996	1,994	1,988	1,898	1,872	1,844

(a)	Presented on a fully taxable equivalent basis (“FTE”).
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Income Statement ($ in millions)
Interest income (FTE)	$1,405	$1,359	$1,291	$1,223	$1,153	$1,090	$1,052	$1,009
Interest expense	687	624	546	465	394	338	286	238
Net interest income (FTE)	718	735	745	758	759	752	766	771
Provision for loan and lease losses	78	134	69	60	67	65	26	90
Noninterest income:
Electronic payment processing revenue	196	204	190	183	171	175	155	151
Service charges on deposits	126	133	137	132	121	126	134	131
Mortgage banking net revenue	47	42	45	46	41	24	49	61
Investment advisory revenue	91	87	89	92	90	83	89	98
Corporate banking revenue	76	92	71	74	62	65	54	55
Other noninterest income	80	77	82	93	108	84	114	253
Securities gains (losses), net	1	1	8	15	14	(78)	16	-
Total noninterest income	617	636	622	635	607	479	611	749
Noninterest expense:
Salaries, wages and incentives	284	287	285	295	265	266	252	254
Employee benefits	87	65	70	67	82	56	64	66
Equipment expense	27	29	26	25	25	23	22	19
Net occupancy expense	58	59	54	54	54	48	45	47
Deposit insurance expense	2	2	2	2	2	2	2	6
Other noninterest expense	273	321	295	285	277	540	263	350
Total noninterest expense	731	763	732	728	705	935	648	742
Income before income taxes and cumulative effect (FTE)	526	474	566	605	594	231	703	688
Taxable equivalent adjustment	7	7	8	8	8	9	9	9
Income before income taxes and cumulative effect	519	467	558	597	586	222	694	679
Applicable income taxes	160	135	163	180	181	46	223	231
Income before cumulative effect	359	332	395	417	405	176	471	448
Cumulative effect of change in accounting principle, net of tax	4	-	-	-	-	-	-	-
Net income	$363	$332	$395	$417	$405	$176	$471	$448
Net income available to common shareholders (a)	$363	$332	$395	$417	$404	$176	$471	$448

Regulatory Capital Data ($ in millions) (b)

Tier I capital	$8,434	$8,209	$8,030	$7,783	$7,509	$8,522	$8,666	$8,346
Tier II capital	2,033	2,031	2,016	2,131	2,125	1,654	1,674	1,763
Total risk-based capital	$10,467	$10,240	$10,046	$9,914	$9,634	$10,176	$10,340	$10,109
Risk-weighted assets	$100,524	$97,994	$95,083	$91,791	$89,401	$82,633	$80,749	$78,779
Tier I capital ratio	8.39%	8.38%	8.45%	8.48%	8.40%	10.31%	10.73%	10.59%
Total risk-based capital ratio	10.41%	10.45%	10.57%	10.80%	10.78%	12.31%	12.81%	12.83%
Tier I leverage ratio	8.24%	8.08%	7.93%	7.76%	7.62%	8.89%	9.13%	8.97%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.
(b)	March 31, 2006 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,494	$3,078	$3,372	$2,781	$2,420	$2,561	$2,313	$2,358
Available-for-sale and other securities	21,276	21,924	22,537	24,647	25,101	24,687	31,557	30,180
Held-to-maturity securities	365	389	332	307	303	255	254	212
Trading securities	156	117	105	84	128	77	81	97
Other short-term investments	159	158	113	113	1,213	532	384	258
Total cash and securities	24,450	25,666	26,459	27,932	29,165	28,112	34,589	33,105

Loans held for sale	744	1,304	1,237	783	809	559	452	577
Portfolio loans and leases	71,422	69,925	68,754	66,296	64,902	59,808	58,036	56,679
Total loans and leases	72,166	71,229	69,991	67,079	65,711	60,367	58,488	57,256
Allowance for loan and lease losses	(749)	(744)	(727)	(722)	(717)	(713)	(713)	(744)
Bank premises and equipment	1,798	1,726	1,643	1,581	1,529	1,315	1,233	1,168
Operating lease equipment	137	143	159	161	224	304	394	525
Goodwill	2,194	2,169	2,176	2,178	2,167	979	980	979
Intangible assets	189	208	220	231	243	150	157	164
Servicing rights	468	441	417	378	378	352	349	358
Other real estate owned	68	54	52	52	60	63	61	54
Other assets	4,323	4,333	4,218	4,290	3,953	3,527	2,827	2,817
Total assets	$105,044	$105,225	$104,608	$103,160	$102,713	$94,456	$98,365	$95,682

Quarterly Data

	As of
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Liabilities
Deposits:
Demand	$14,134	$14,609	$14,294	$14,393	$13,960	$13,486	$12,886	$13,037
Interest checking	17,511	18,282	18,169	18,811	19,722	19,481	19,362	19,243
Savings	11,902	11,276	10,437	9,653	9,711	8,310	8,307	7,973
Money market	6,399	6,129	5,855	4,732	4,777	4,321	4,264	2,854
Other time	10,105	9,313	8,867	8,513	8,017	6,837	6,569	6,019
Certificates - $100,000 and over	5,085	4,343	4,195	3,986	3,867	2,121	2,092	2,825
Foreign office	3,874	3,482	3,678	3,089	5,257	3,670	3,380	5,957
Total deposits	69,010	67,434	65,495	63,177	65,311	58,226	56,860	57,908
Federal funds purchased	3,715	5,323	3,548	4,523	2,669	4,714	5,368	3,851
Short-term bank notes	-	-	-	-	775	775	1,275	1,275
Other short-term borrowings	4,472	4,246	6,075	4,972	4,925	4,537	7,330	6,391
Other liabilities	3,632	3,549	3,583	3,641	3,824	3,297	3,364	3,089
Long-term debt	14,746	15,227	16,522	17,494	16,321	13,983	15,128	14,775
Total liabilities	95,575	95,779	95,223	93,807	93,825	85,532	89,325	87,289
Shareholders’ Equity
Common and preferred equity	11,274	11,138	11,038	10,762	10,569	10,507	10,515	10,225
Additional minimum pension liability	(5)	(5)	(4)	(4)	(4)	(64)	(66)	(63)
Net unrealized gains (losses):
Available-for-sale securities	(553)	(395)	(296)	(107)	(295)	(72)	(125)	(439)
Qualifying cash flow hedges	(10)	(13)	(17)	(24)	(24)	(33)	(27)	(52)
Treasury stock, at cost	(1,237)	(1,279)	(1,336)	(1,274)	(1,358)	(1,414)	(1,257)	(1,278)
Total shareholders’ equity	$9,469	$9,446	$9,385	$9,353	$8,888	$8,924	$9,040	$8,393
Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042
Treasury shares held	26,926,113	27,803,674	29,027,013	27,489,033	29,372,355	25,802,702	22,338,801	22,647,649

Quarterly Data

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$71,634	$70,489	$68,556	$66,762	$65,076	$59,440	$57,679	$56,325
Taxable securities	22,116	22,376	24,013	24,771	24,935	28,379	30,241	29,987
Tax exempt securities	644	698	787	815	856	866	890	920
Other short-term investments	157	200	115	130	328	480	282	266
Total interest-earning assets	94,551	93,763	93,471	92,478	91,195	89,165	89,092	87,498
Cash and due from banks	2,668	2,847	2,742	2,822	2,619	2,445	2,265	2,106
Other assets	8,261	8,105	8,207	8,182	7,909	6,171	5,603	5,447
Allowance for loan and lease losses	(744)	(727)	(721)	(717)	(714)	(719)	(748)	(720)
Total assets	$104,736	$103,988	$103,699	$102,765	$101,009	$97,062	$96,212	$94,331
Liabilities
Interest-bearing liabilities:
Interest checking	$17,603	$17,828	$18,498	$19,267	$19,972	$19,345	$19,570	$19,268
Savings	11,588	11,036	9,939	9,697	9,339	8,447	8,212	7,803
Money market	6,086	5,974	5,154	4,755	4,786	4,227	3,542	2,965
Other time	9,749	9,143	8,730	8,286	7,787	6,681	6,539	5,822
Certificates - $100,000 and over	4,670	4,354	4,156	3,946	3,539	2,106	2,459	2,836
Foreign office	4,050	3,703	3,925	3,907	4,340	4,073	3,315	4,488
Federal funds purchased	4,553	4,771	4,001	3,952	4,170	4,880	4,847	6,689
Short-term bank notes	-	-	-	230	775	1,188	1,275	1,045
Other short-term borrowings	4,718	4,408	5,619	5,190	4,933	5,140	7,152	7,441
Long-term debt	15,132	15,956	16,914	17,049	15,604	15,585	15,055	12,317
Total interest-bearing liabilities	78,149	77,173	76,936	76,279	75,245	71,672	71,966	70,674
Demand deposits	13,674	14,099	13,977	13,905	13,484	13,107	12,537	12,251
Other liabilities	3,312	3,236	3,335	3,357	3,172	3,054	2,848	2,840
Total liabilities	95,135	94,508	94,248	93,541	91,901	87,833	87,351	85,765
Shareholders’ equity	9,601	9,480	9,451	9,224	9,108	9,229	8,861	8,566
Total liabilities & shareholders’ equity	$104,736	$103,988	$103,699	$102,765	$101,009	$97,062	$96,212	$94,331

Average loans and leases (excluding held for sale)	$70,603	$69,218	$67,539	$65,649	$64,269	$58,714	$57,160	$54,960

Average common shares outstanding:
Basic	554,397,914	553,590,943	553,854,684	553,871,720	556,361,533	560,161,550	560,335,242	560,976,289
Diluted	556,868,587	556,321,949	557,681,044	558,176,454	561,658,848	566,107,746	566,543,043	568,715,944

Quarterly Data

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Asset Quality ($ in millions)
Nonaccrual loans and leases	$291	$294	$285	$273	$268	$228	$207	$216
Renegotiated loans and leases	-	-	1	1	1	1	3	3
Other assets, including other real estate owned	73	67	65	66	74	74	72	64
Total nonperforming assets	$364	$361	$351	$340	$343	$303	$282	$283
Ninety days past due loans and leases	$160	$155	$156	$129	$129	$142	$137	$132
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$19,879	$19,299	$18,596	$18,017	$17,501	$16,058	$15,271	$15,276
Commercial mortgage	9,861	9,188	9,138	9,091	9,048	7,636	7,644	7,541
Commercial construction	5,883	6,342	5,880	5,590	5,365	4,348	4,077	3,768
Commercial leases	3,726	3,698	3,619	3,537	3,416	3,426	3,357	3,275
Subtotal - commercial	39,349	38,527	37,233	36,235	35,330	31,468	30,349	29,860
Consumer:
Residential mortgage	8,405	8,296	8,564	7,808	8,208	7,533	6,912	6,416
Residential construction	717	695	649	611	557	378	371	340
Credit card	851	866	805	749	790	843	809	779
Home equity	12,087	12,000	11,766	11,521	11,085	10,508	10,243	9,848
Other consumer loans	9,318	9,250	9,236	8,343	7,840	7,586	7,595	7,676
Consumer leases	1,439	1,595	1,738	1,812	1,901	2,051	2,209	2,337
Subtotal - consumer	32,817	32,702	32,758	30,844	30,381	28,899	28,139	27,396
Total loans and leases	$72,166	$71,229	$69,991	$67,079	$65,711	$60,367	$58,488	$57,256

Quarterly Data

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$19,461	$18,909	$18,203	$17,768	$18,073	$15,565	$15,068	$14,724
Commercial mortgage	9,441	9,159	9,095	9,042	8,385	7,617	7,582	7,327
Commercial construction	6,211	6,051	5,700	5,467	4,870	4,247	3,963	3,598
Commercial leases	3,686	3,611	3,537	3,436	3,393	3,333	3,300	3,306
Subtotal - commercial	38,799	37,730	36,535	35,713	34,721	30,762	29,913	28,955
Consumer:
Residential mortgage	8,351	8,444	8,271	8,453	8,417	7,346	6,631	6,173
Residential construction	706	673	624	576	468	378	352	326
Credit card	855	825	778	755	830	827	797	767
Home equity	12,072	11,884	11,702	11,325	10,909	10,403	10,056	9,557
Other consumer loans	9,311	9,251	8,868	8,089	7,752	7,592	7,651	8,187
Consumer leases	1,540	1,682	1,778	1,851	1,979	2,132	2,279	2,360
Subtotal - consumer	32,835	32,759	32,021	31,049	30,355	28,678	27,766	27,370
Total average loans and leases	$71,634	$70,489	$68,556	$66,762	$65,076	$59,440	$57,679	$56,325
Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial construction loans	$20	$31	$29	$24	$23	$13	$11	$14
Commercial mortgage	74	51	53	56	56	51	51	47
Commercial loans and leases	126	146	140	132	132	111	99	107
Consumer mortgage and construction	34	30	31	25	24	24	22	23
Other consumer loans and leases	37	36	33	37	34	30	27	28
Total nonperforming loans	$291	$294	$286	$274	$269	$229	$210	$219
Credit Charge-Offs ($ in millions)
Gross charge-offs	$(96)	$(137)	$(79)	$(76)	$(80)	$(84)	$(72)	$(76)
Recoveries	23	20	15	21	17	19	15	17
Net losses charged off	$(73)	$(117)	$(64)	$(55)	$(63)	$(65)	$(57)	$(59)